Exhibit 99.2

HEALTHCARE DIMENSIONS, INC.

Tempe, Arizona

FINANCIAL STATEMENTS

Period from January 1, 2004

Through November 22, 2004

Independent Auditor’s Report

Board of Directors

Healthcare Dimensions, Inc.

Tempe, Arizona

We have audited the accompanying balance sheet of Healthcare Dimensions, Inc. (Company) as of November 22, 2004, and the related statements of operations, changes in stockholders’ equity and cash flows for the period from January 1, 2004 through November 22, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Healthcare Dimensions, Inc. as of November 22, 2004, and the results of its operations and its cash flows for the period from January 1, 2004 through November 22, 2004, in conformity with accounting principles generally accepted in the United States of America.

As further discussed in Note 13, Healthcare Dimensions, Inc. was acquired by AXIA Health Management, LLC effective November 23, 2004.

/s/Clifton Gunderson LLP

Phoenix, Arizona

October 12, 2006

HEALTHCARE DIMENSIONS, INC.

BALANCE SHEET

November 22, 2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,391,467
Certificate of deposit	1,002,910
Accounts receivable	4,181,963
Inventory	475,768
Prepaid expenses	308,411
Deposits	244,853
Deferred income tax assets	35,050
Other current assets	49,475

Total current assets	10,689,897

PROPERTY AND EQUIPMENT, net	962,596

OTHER ASSETS	5,011

TOTAL ASSETS	$11,657,504

(Continued)

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$8,648,168
Accrued expenses	422,243
Income taxes payable	448,252
Customer deposits	84,285

Total current liabilities	9,602,948

LONG-TERM LIABILITIES
Deferred income tax liabilities	84,379

Total liabilities	9,687,327

STOCKHOLDERS’ EQUITY
Common stock, no par value; 20,000,000 shares authorized, 9,632,750 shares issued and outstanding	575,570
Additional paid-in capital	2,860
Retained earnings	1,676,747
Treasury stock, 1,250,000 shares at cost	(285,000)

Total stockholders’ equity	1,970,177

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,657,504

These financial statements should be read only in connection with the accompanying summary of significant accounting policies

and notes to financial statements.

HEALTHCARE DIMENSIONS, INC.

STATEMENT OF OPERATIONS

Period from January 1, 2004 Through November 22, 2004

REVENUES	$33,555,636

COST OF SERVICES (exclusive of depreciation and amortization shown below)	15,159,878

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	17,245,471

DEPRECIATION AND AMORTIZATION	300,441

Operating income	849,846

INTEREST EXPENSE	6,933

INTEREST INCOME	(14,077)

OTHER INCOME	(283,249)

Income before income taxes	1,140,239

INCOME TAX EXPENSE	(477,788)

NET INCOME	$662,451

These financial statements should be read only in connection with the accompanying summary of significant accounting policies

and notes to financial statements.

HEALTHCARE DIMENSIONS, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

Period from January 1, 2004 Through November 22, 2004

	Common Stock	Additional Paid-In Capital	Retained Earnings	Treasury Stock	Stockholders’ Equity
BALANCES, January 1, 2004	$575,570	$2,860	$1,014,296	$(285,000)	$1,307,726

Net income	—	—	662,451	—	662,451

BALANCES, November 22, 2004	$575,570	$2,860	$1,676,747	$(285,000)	$1,970,177

These financial statements should be read only in connection with the accompanying summary of significant accounting policies

and notes to financial statements.

HEALTHCARE DIMENSIONS, INC.

STATEMENT OF CASH FLOWS

Period from January 1, 2004 Through November 22, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$662,451
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	300,441
Deferred income taxes	18,073
Increase (decrease) in cash resulting from changes in:
Accounts receivable	(2,660,822)
Inventory	(366,098)
Prepaid expenses	(217,186)
Deposits	(217,252)
Other current assets	(48,961)
Other assets	(5,011)
Accounts payable	7,619,271
Accrued expenses	187,775
Income taxes payable	371,097
Customer deposits	76,285

Net cash provided by operating activities	5,720,063

CASH FLOWS USED IN INVESTING ACTIVITIES
Sale of marketable equity securities	237,922
Investment in certificate of deposit	(1,002,910)
Purchases of property and equipment	(717,935)

Net cash used in investing activities	(1,482,923)

NET INCREASE IN CASH AND CASH EQUIVALENTS	4,237,140

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	154,327

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,391,467

These financial statements should be read only in connection with the accompanying summary of significant accounting policies

and notes to financial statements.

HEALTHCARE DIMENSIONS, INC.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

November 22, 2004

GENERAL

Healthcare Dimensions, Inc. is a national health care company headquartered in Tempe, Arizona. Its primary purpose is to improve the health of members and reduce medical costs for health insurance plans by motivating members to become more physically active. The Company manages and sells its programs to health insurance companies or other large consumer groups throughout the United States.

Through their flagship product, the SilverSneakers® Fitness Program, the Company contracts with health insurance plans to develop a network of participating fitness centers. In connection with the fitness centers, the Company develops and implements programs to encourage Medicare eligible participants to increase their level of physical activities and thereby improve their health and reduce their medical claims.

USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, the Company evaluates its estimates and assumptions based upon historical experience, geographical and utilization data, regression modeling, as well as various other factors. Actual results could differ from those estimates.

REVENUE RECOGNITION

The revenue of the Company consists primarily of capitation revenue and fee for service revenue. Capitation revenue is a management fee charged to contracting health insurance plans on a PMPM (Per Member Per Month) basis. Fees are based on a tiered schedule with PMPM fees decreasing as the volume of participants increases. Capitation revenue is billed and recognized during the month in which the service takes place.

Fee for service (FFS) revenue is based on utilization of the fitness facilities by the health plan participants. An estimate is made by management of the FFS revenue to be billed based upon contracts in place and empirical data outlined earlier in the Use of Estimates in Preparing Financial Statements section. An estimated utilization receivable is booked to record the revenue in the month earned and an invoice is generated in the following month. At the same time an estimated utilization payable is recorded for related fees due to the fitness centers and a payable is recorded.

CASH AND CASH EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less when purchased to be cash equivalents.

HEALTHCARE DIMENSIONS, INC.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

November 22, 2004

ACCOUNTS RECEIVABLE

Accounts receivable are uncollateralized contracted customer obligations. Accounts receivable are stated at the invoice amount and are due upon presentation.

Account balances with invoices over sixty days old are considered delinquent. Payments of accounts receivable are applied to the specific invoices identified on the customer’s remittance advice or, if unspecified, to the oldest unpaid invoice.

The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of amounts that will not be collected. The allowance for doubtful accounts is based on management’s assessment of the collectibility of specific customer accounts and the aging of the accounts receivable. If there is a deterioration of a major customer’s credit worthiness or actual defaults are higher than the historical experience, management’s estimates of the recoverability of amounts due the Company could be adversely affected. All accounts or portions thereof deemed to be uncollectible or to require an excessive collection cost are written off to the allowance for doubtful accounts. Management feels that all accounts at November 22, 2004, are collectible and as such, no allowance has been established.

INVENTORY

Inventory consists of promotional supplies and is stated at the lower of cost or market with cost determined using the FIFO (first-in, first-out) method.

PROPERTY AND EQUIPMENT

Property and equipment are initially recorded at cost. Depreciation and amortization have been provided on the straight-line method over estimated lives, which range from three to seven years. Leasehold improvements are amortized over the estimated useful lives of the assets or the term of the related lease, whichever is shorter.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

ADVERTISING

The Company expenses advertising costs as incurred.

HEALTHCARE DIMENSIONS, INC.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

November 22, 2004

INCOME TAXES

Income taxes are accounted for using the asset and liability method. Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to be recovered or settled. A valuation allowance is provided for deferred tax assets that are not expected to be recovered from future operations.

This information is an integral part of the accompanying financial statements.

HEALTHCARE DIMENSIONS, INC.

NOTES TO FINANCIAL STATEMENTS

November 22, 2004

NOTE 1 – ACCOUNTS RECEIVABLE

A summary of accounts receivable follows:

Accounts receivable	$561,164
Estimated utilization receivable	3,620,799

Total	$4,181,963

NOTE 2 – PROPERTY AND EQUIPMENT

A summary of property and equipment follows:

Furniture and fixtures	$572,509
Office equipment	67,954
Computer equipment	613,568
Computer software	253,934
Vehicles	27,836
Leasehold improvements	287,469

Total	1,823,270
Less accumulated depreciation and amortization	(860,674)

Property and equipment, net of accumulated depreciation and amortization	$962,596

NOTE 3 – COMMITMENTS

The Company leases office space and equipment under various operating lease agreements. The leases have various expiration dates through May 2007, and require monthly payments of approximately $38,000 at November 22, 2004. These leases are renewable at the option of the Company.

Future minimum payments under these commitments are as follows:

2004 (November 23 through December 31, 2004)	$37,522
2005	211,352
2006	40,710
2007	16,963

Total	$306,547

Lease expense was $373,222 for the period ended November 22, 2004.

HEALTHCARE DIMENSIONS, INC.

NOTES TO FINANCIAL STATEMENTS

November 22, 2004

NOTE 4 – INCOME TAXES

A summary of the provision for income taxes for the period ended November 22, 2004 follows:

	Current	Deferred	Total

Federal	$400,777	$15,756	$416,533
State	58,938	2,317	61,255

Total	$459,715	$18,073	$477,788

A reconciliation of the provision for income taxes at the statutory federal tax rates to the Company’s actual provision for income taxes is as follows:

Tax provision at statutory rate	$387,681
State taxes (net of federal benefit)	61,255
Meals and entertainment	28,852

Total income tax expense	$477,788

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax assets and liabilities are attributable to the following temporary differences:

Current deferred tax assets (liabilities):
Reserves and accrued assets	$35,050

Noncurrent deferred tax assets (liabilities):
Property and equipment	(84,379)

Net deferred tax liabilities	$(49,329)

NOTE 5 – RELATED PARTY TRANSACTION

The Company leases a townhome from a stockholder for business purposes. The monthly lease payment is $1,350. The Company recorded $14,850 of rent expense related to this lease for the period ended November 22, 2004. In March 2006, the stockholder sold the townhome and terminated the lease.

HEALTHCARE DIMENSIONS, INC.

NOTES TO FINANCIAL STATEMENTS

November 22, 2004

NOTE 6 – EMPLOYEE BENEFITS

The Company has a qualified 401(k) salary deferral plan (defined contribution plan). The plan covers substantially all full-time employees age 21 and older who have completed thirty days of service. Participants may voluntarily contribute up to 15% of their annual wages not to exceed limits established by the Internal Revenue Service. The Company provides a matching contribution. The Company may also make annual contributions to the plan at the discretion of its Board of Directors. Participants are vested in the Company’s matching contributions based upon years of service. The Company’s 401(k) salary deferral plan expense was $92,003 for the period ended November 22, 2004.

NOTE 7 – TREASURY STOCK

In February 2003, pursuant to a Purchase Agreement, the Company purchased 1,250,000 shares of stock owned by a stockholder for $285,000. The shares are recorded at cost as treasury stock. The Purchase Agreement also provides for an additional contingent payment of $215,000 payable upon a change of control in the Company. This payment was made in connection with the sale of the Company on November 23, 2004 (Note 13).

NOTE 8 – CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of temporary cash investments and accounts receivable. The Company places its temporary cash investments with quality financial institutions and, by policy, limits the amount of credit exposure to the amount in excess of the FDIC insurance coverage limit of $100,000. However, periodically throughout the year, the Company’s cash balances may exceed the FDIC insurance coverage limit. The Company, however, does not anticipate nonperformance by the institutions. Accounts receivable are not collateralized.

NOTE 9 – MAJOR CUSTOMERS

Revenues include fees from two customers which approximated 35% of total revenue.

NOTE 10 – ADVERTISING

Advertising expense totaled $1,476,435 for the period ended November 22, 2004.

NOTE 11 – CASH FLOW DISCLOSURE

Cash paid for interest and income taxes for the period ended November 22, 2004, is as follows:

Interest	$6,933

Income taxes	$268,741

HEALTHCARE DIMENSIONS, INC.

NOTES TO FINANCIAL STATEMENTS

November 22, 2004

NOTE 12 – CONTINGENCY

From time to time the Company is contingently liable in respect to lawsuits and claims incidental to the ordinary course of its operations. No provision has been made in the accompanying financial statements for losses, if any, that might result from the ultimate outcome of the matters.

NOTE 13 – SUBSEQUENT EVENTS

On November 23, 2004, Axia Health Management, LLC purchased 100% of the Company’s outstanding stock and the Company became a wholly-owned subsidiary of Axia Health Management, LLC. The aggregate purchase price of $73,780,223 included cash in the amount of $48,092,423. Certain former owners of Healthcare Dimensions, Inc. received a $25,687,800 membership interest in Axia Health Management, LLC.

In March 2006, the Company changed its name to Axia Health Management, Inc.

This information is an integral part of the accompanying financial statements.